                                                                     4-1/8% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 4-1/8% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 30 4
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $62.31 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------------------
                               TOTAL NUMBER OF SHARES
CERTIFICATE NUMBER(S)*      REPRESENTED BY CERTIFICATE(S)      NUMBER OF SHARES TENDERED**
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

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

  * Need not be completed by shareholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                   SOCIAL SECURITY NUMBER)
        ----------------------------------------------------------------


      ----------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

          ------------------------------------------------------------


        ----------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated:           , 1997

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated:           , 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
                        (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 4-1/8% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners tendering more than 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 -------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print) ____________________
                                           Address ________________________________    Part 2 --
                                           City __________ State ___ Zip Code _____    Awaiting TIN [ ]
                                          ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ____________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                          ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE __________________________________________  Date: _____________________ 1997.
 -------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                       4.12% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 4.12% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 20 5
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $64.17 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------------------
                                TOTAL NUMBER OF SHARES
CERTIFICATE NUMBER(S)*       REPRESENTED BY CERTIFICATE(S)     NUMBER OF SHARES TENDERED**
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   --------------------------------------------------

   --------------------------------------------------
                    (INCLUDE ZIP CODE)

   --------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                  SOCIAL SECURITY NUMBER)
   --------------------------------------------------



     ----------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------



   --------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated:                 , 1997

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated:                  , 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
------------------------                         -------------------------
                           (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.12% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners tendering more than 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 -------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print)_____________________
                                           Address_________________________________    Part 2 --
                                           City ___________ State ___Zip Code _____    Awaiting TIN [ ]
                                          ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ____________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                          ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE __________________________________________  Date: _____________________ 1997.
 -------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                       4.56% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 4.56% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 82 5
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                       PURCHASE PRICE OF $69.94 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

 .     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------------------
                               TOTAL NUMBER OF SHARES
CERTIFICATE NUMBER(S)*      REPRESENTED BY CERTIFICATE(S)      NUMBER OF SHARES TENDERED**
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                   SOCIAL SECURITY NUMBER)
        ----------------------------------------------------------------


        ----------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                      (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

          ------------------------------------------------------------



        ----------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated:              , 1997

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated:           , 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners equal to or exceeding 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
                          (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.56% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $1.50 per Share (except that for transactions for beneficial owners tendering more than 5,000 Shares, AEP will pay a solicitation fee of $1.00 per Share) for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 -------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print) ____________________
                                           Address ________________________________    Part 2 --
                                           City __________ State ___ Zip Code _____    Awaiting TIN [ ]
                                          ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ____________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                          ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE __________________________________________  Date: _____________________ 1997.
 -------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                       5.90% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 5.90% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 85 8
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                      PURCHASE PRICE OF $101.83 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------------------
                               TOTAL NUMBER OF SHARES
CERTIFICATE NUMBER(S)*      REPRESENTED BY CERTIFICATE(S)      NUMBER OF SHARES TENDERED**
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                       (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                    (INCLUDE ZIP CODE)

   ----------------------------------------------------
               (TAXPAYER IDENTIFICATION OR
                  SOCIAL SECURITY NUMBER)
   ----------------------------------------------------------------


   ----------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                        (PLEASE PRINT)

   Address
   ----------------------------------------------------

   ----------------------------------------------------
                      (INCLUDE ZIP CODE)

   ----------------------------------------------------


   ---------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated:           , 1997

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated:                   , 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
------------------------                         -------------------------
                           (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 5.90% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of
(a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 -------------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print) ___________________
                                           Address                                     Part 2 --
                                           City ___________ State ___Zip Code _____    Awaiting TIN [ ]
                                          ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ____________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                          ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE _________________________________________  Date: _____________________ 1997.
 -------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                     6-1/4% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 6-1/4% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 84 1
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                      PURCHASE PRICE OF $103.79 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------------------
                                TOTAL NUMBER OF SHARES
CERTIFICATE NUMBER(S)*       REPRESENTED BY CERTIFICATE(S)     NUMBER OF SHARES TENDERED**
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


 * Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                       (PLEASE PRINT)

   Address
   --------------------------------------------------

   ------------------------------------------------------------
                     (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                   SOCIAL SECURITY NUMBER)
   ------------------------------------------------------------


   ------------------------------------------------------------
               SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ------------------------------------------------------------
                          (PLEASE PRINT)

   Address
   ------------------------------------------------------------

   ------------------------------------------------------------
                        (INCLUDE ZIP CODE)

   ------------------------------------------------------------




--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated:_________________ , 1997

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated:__________________ , 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
------------------------                         -------------------------
                           (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 6-1/4% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of
(a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print)_____________________
                                           Address_________________________________    Part 2 --
                                           City ________ State _____ Zip Code _____    Awaiting TIN [ ]
                                          ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE_____________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                          ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE _________________________________________  Date: _____________________ 1997.
---------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                     6-7/8% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 6-7/8% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 86 6
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                      PURCHASE PRICE OF $106.45 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

----------------------------------------------------------------------------------------------------
                                    TOTAL NUMBER OF SHARES
  CERTIFICATE NUMBER(S)*         REPRESENTED BY CERTIFICATE(S)         NUMBER OF SHARES TENDERED**
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
        ----------------------------------------------------------------
        ----------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
        ----------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated: ___________________________________________________________________, 1997

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated: __________________________________________________________________, 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
------------------------                         -------------------------
                           (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 6-7/8% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of
(a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                          ----------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print) ____________________
                                           Address ________________________________    Part 2 --
                                           City ________ State _____ Zip Code _____    Awaiting TIN [ ]
                                          ----------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ______________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                           ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE ___________________________________________ Date: _____________________ 1997.
----------------------------------------------------------------------------------------------------------------------------------

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                     SALOMON BROTHERS INC
           World Financial Center                                  Seven World Trade Center
              250 Vesey Street                                     New York, New York 10048
          New York, New York 10281                           Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                               (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000

                                                                       6.30% I&M

                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
               SHARES OF 6.30% SERIES CUMULATIVE PREFERRED STOCK
                            CUSIP NUMBER 454889 83 3
                                       OF

                         INDIANA MICHIGAN POWER COMPANY
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
                   DATED JANUARY 30, 1997, FOR PURCHASE AT A
                      PURCHASE PRICE OF $103.71 PER SHARE

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 28, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

          BY MAIL:                           BY HAND:                 BY OVERNIGHT COURIER:
     Tenders & Exchanges                Tenders & Exchanges            Tenders & Exchanges
        P.O. Box 2569            c/o The Depository Trust Company      14 Wall Street, 8th
         Suite 4660                  55 Water Street, DTC TAD                 Floor
 Jersey City, NJ 07303-2569       Vietnam Veterans Memorial Plaza         Suite 4680-I&M
                                        New York, NY 10041              New York, NY 10005

     AMERICAN ELECTRIC POWER COMPANY, INC. ("AEP") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF RECORD OF INDIANA MICHIGAN POWER COMPANY ("I&M") HAVE THE RIGHT TO VOTE FOR OR AGAINST THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY ENCLOSED HEREWITH OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY I&M'S SHAREHOLDERS, I&M WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT THEIR SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.
--------------------------------------------------------------------------------

                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

NOTE: IF SHARES ARE BEING TENDERED, THE REMAINDER OF THIS LETTER OF TRANSMITTAL
      MUST BE COMPLETED, INCLUDING, IF APPLICABLE, THE SUBSTITUTE FORM W-9
      BELOW.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

     DO NOT SEND ANY CERTIFICATES TO MERRILL LYNCH & CO., SALOMON BROTHERS INC, MORROW & CO., INC., AMERICAN ELECTRIC POWER COMPANY, INC. OR INDIANA MICHIGAN POWER COMPANY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO MORROW & CO., INC., THE INFORMATION AGENT, AT 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 OR TELEPHONE (800) 566-9061 (TOLL FREE).

     This Letter of Transmittal is to be used (a) if certificates are to be forwarded to the First Chicago Trust Company of New York ("Depositary") or (b) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below).

     Preferred Shareholders (as defined below) who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO AEP, I&M OR A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.
--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
     (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

----------------------------------------------------------------------------------------------------
                                    TOTAL NUMBER OF SHARES
  CERTIFICATE NUMBER(S)*         REPRESENTED BY CERTIFICATE(S)         NUMBER OF SHARES TENDERED**
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

          Name of tendering institution

          Account No.

          Transaction Code No.

          Check Applicable Box:  [ ] DTC          [ ] PDTC

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of tendering shareholder(s)

Date of execution of Notice of Guaranteed Delivery

Name of institution that guaranteed delivery

If delivery is by book-entry transfer:

Name of tendering institution

Account no.

Transaction Code No.

Check Applicable Box:  [ ] DTC          [ ] PDTC

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to American Electric Power Company, Inc., a New York corporation ("AEP"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to AEP's offer to purchase any and all of the outstanding shares of the series of cumulative preferred stock of Indiana Michigan Power Company, an Indiana corporation, and direct utility subsidiary of AEP ("I&M"), shown on the first page hereof as to which this Letter of Transmittal is applicable (the "Shares") at the purchase price per Share shown on the first page hereof plus accrued and unpaid dividends thereon, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated January 30, 1997 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). See "Proposed Amendment and Proxy Solicitation", "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, AEP all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility that holds such Shares, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of AEP, (b) present such Shares for registration and transfer on the books of I&M and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering stockholders for the purpose of receiving payment from AEP and transmitting payment to tendering stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by AEP, AEP will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or AEP to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. AEP's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and AEP upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, AEP may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

     Unless otherwise indicated in the box below under the heading "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that AEP has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if AEP does not accept for payment any of the Shares so tendered.

        ----------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] check and/or
           [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
        ----------------------------------------------------------------
        ----------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check and/or
          [ ] certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
        ----------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------

Dated: ___________________________________________________________________, 1997

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

Address:

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name:

Name of Firm:

Address of Firm:

Area Code and Telephone No.:

Dated: __________________________________________________________________, 1997

     IF SHARES ARE BEING TENDERED, PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 10)

     As provided in Instruction 10, AEP will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer. However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

     The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:
                                         (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:

Telephone Number of Broker
or Financial Consultant:

Identification Number (if known):

Address:
                                    (INCLUDE ZIP CODE)

     The following to be completed ONLY if customer's Shares held in nominee name are tendered.

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
------------------------                         -------------------------
                           (ATTACH ADDITIONAL LIST IF NECESSARY)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by AEP; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

     THIS LETTER OF TRANSMITTAL IS TO BE USED FOR THE TENDER OF SHARES OF THE 6.30% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER SHARES OF ANY OTHER SERIES OF CUMULATIVE PREFERRED STOCK FOR WHICH AEP IS MAKING A TENDER OFFER MUST SUBMIT A LETTER OF TRANSMITTAL RELATING TO THAT SPECIFIC SERIES.

                                  INSTRUCTIONS
                              FORMING PART OF THE
                       TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith or,
(b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by AEP (with any required signature guarantees) must be received by the Depositary on or prior to the applicable Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. VOTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO I&M'S AMENDED ARTICLES OF ACCEPTANCE, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"), THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). In addition, Preferred Shareholders have the right to vote for or against the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing the proxy enclosed herewith or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and to have voted such Shares in accordance with the proxy returned therewith, if any. If no vote is indicated on an otherwise properly executed proxy, then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of I&M on the Record Date (as defined in the Offer to Purchase and Proxy Statement) and transferees thereof. Only a record holder of Shares on the Record Date may vote in person or by proxy at the Special Meeting. No record date is fixed for determining which persons are permitted to tender Shares. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions", as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND/OR NOTICE OF GUARANTEED DELIVERY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal or the Notice of Guaranteed Delivery (together, the "Tender Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered under either Tender Document is held of record by two or more persons, all such persons must sign such Tender Document.

     If any of the Shares tendered under either Tender Document is registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender Documents as there are different registrations or certificates.

     If either Tender Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If either Tender Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to AEP of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, AEP will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)", then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering Preferred Shareholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price for the Shares thereafter until a TIN is provided to the Depositary.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent and such copies will be furnished promptly at AEP's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     10. SOLICITED TENDERS. AEP will pay a solicitation fee of $.50 per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer, covered by the Letter of Transmittal which designates, under the heading "Solicited Tenders", as having solicited and obtained the tender, the name of
(a) any broker or dealer in securities, including a Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of AEP, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

     Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal, and rendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by AEP, in its sole discretion, and its determination shall be final and binding. AEP reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of AEP's counsel, be unlawful. AEP also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and AEP's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as AEP shall determine. None of AEP, I&M, the Dealer Managers, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at 1-800-649-2153. In addition, you should advise the Depositary of any certificate(s) you have in your possession. You will need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and pay an indemnity bond premium fee. The tender of Shares pursuant to this Letter of Transmittal will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery has been delivered to the Depositary. See Instruction 2.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE APPLICABLE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE   Social Security Number OR
                                           BOX AT RIGHT AND CERTIFY BY SIGNING AND    Employer Identification Number
                                           DATING BELOW.                              TIN ______________________________
                                           ---------------------------------------------------------------------------------------
                SUBSTITUTE                 Name (Please Print) ____________________
                                           Address_________________________________   Part 2 --
                                           City ________ State _____ Zip Code _____   Awaiting TIN [ ]
                                           ---------------------------------------------------------------------------------------

                 FORM W-9                  Part 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT: (1) the number
        DEPARTMENT OF THE TREASURY         shown on the form is my correct taxpayer identification number (or a TIN has not been
         INTERNAL REVENUE SERVICE          issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.
                                           SIGNATURE ______________________________________________ DATE_____________________ 1997
                                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                           ---------------------------------------------------------------------------------------
       PAYER'S REQUEST FOR TAXPAYER        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
      IDENTIFICATION NUMBER ("TIN")        OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
            AND CERTIFICATION              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
                                           FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                           BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
                                           Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me will be withheld until I provide a number.
                                           SIGNATURE ___________________________________________ Date: _____________________ 1997.
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

                              THE DEALER MANAGERS:

             MERRILL LYNCH & CO.                                  SALOMON BROTHERS INC
           World Financial Center                               Seven World Trade Center
              250 Vesey Street                                  New York, New York 10048
          New York, New York 10281                        Attn: Liability Management Department
         (888) ML4-TNDR (toll free)                            (800) 558-3745 (toll free)
        ((888) 654-8637 (toll free))

                             THE INFORMATION AGENT:

                               MORROW & CO., INC.
                                909 Third Avenue
                         New York, New York 10022-4799
                        (800) 566-9061 (call toll free)
                                 (212) 754-8000